NYSE: WES | NYSE: WGP westerngas.com INVESTOR RELATIONS JACK SPINKS Manager, Investor Relations 832 636 3738 FOURTH QUARTER AND FULL-YEAR 2018 REVIEW February 15, 2019

Cautionary Language Regarding Forward Looking Statements Important Information for Investors and Unitholders This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed transaction discussed herein, Western Gas Equity Partners, LP (“WGP”) filed with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-4, which includes a prospectus of WGP and a proxy statement of Western Gas Partners, LP (“WES”). WES and WGP may also file other documents with the Commission regarding the proposed transaction. A definitive proxy statement/prospectus was mailed to the unitholders of WES on January 28, 2019. INVESTORS AND UNITHOLDERS OF WES ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE PROPOSED TRANSACTION FILED WITH THE COMMISSION CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and unitholders may obtain free copies of the proxy statement/prospectus and other documents containing important information about WES and WGP, through the website maintained by the Commission at http://www.sec.gov. Copies of the documents filed with the Commission by WES and WGP are also available free of charge on their internet website at www.westerngas.com or by contacting their Investor Relations Department at 832-636- 6000. Participants in the Solicitation WES, WGP, their respective general partners and their respective general partners’ directors and executive officers may be deemed to be participants in the solicitation of proxies from the unitholders of WES in connection with the proposed transaction. Information about the directors and executive officers of WES is set forth in WES’s Annual Report on Form 10-K which was filed with the Commission on February 16, 2018. Information about the directors and executive officers of WGP is set forth in WGP’s Annual Report on Form 10-K which was filed with the Commission on February 16, 2018. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the proxy statement/prospectus and other relevant materials that may be filed with the Commission. Free copies of these documents can be obtained using the contact information above. Cautionary Statement Regarding Forward-Looking Statements This presentation contains forward-looking statements. For example, statements regarding future financial performance, future competitive positioning, future market demand, future benefits to unitholders, future economic and industry conditions, the proposed transaction (including its benefits, results, effects and timing) and whether and when the transaction will be consummated, are forward-looking statements within the meaning of federal securities laws. WES, WGP and their respective general partners believe that their expectations are based on reasonable assumptions. No assurance, however, can be given that such expectations will prove to have been correct. A number of factors could cause actual results to differ materially from the projections, anticipated results or other expectations expressed in this presentation. Such factors include, but are not limited to: the failure of the unitholders of WES to approve the proposed transaction; the risk that the conditions to the closing of the proposed transaction are not satisfied; the risk that regulatory approvals required for the proposed transaction are not obtained or are obtained subject to conditions that are not anticipated; potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; uncertainties as to the timing of the proposed transaction; competitive responses to the proposed transaction; unexpected costs, charges or expenses resulting from the proposed transaction; the outcome of pending or potential litigation; the inability to retain key personnel; uncertainty of the expected financial performance of the pro-forma partnership, following completion of the proposed transaction; and any changes in general economic and/or industry specific conditions. WES and WGP caution that the foregoing list of factors is not exclusive. Additional information concerning these and other risk factors is contained in WES’s and WGP’s most recently filed Annual Reports on Form 10-K, subsequent Quarterly Reports on Form 10-Q, recent Current Reports on Form 8-K, and other Commission filings, which are available at the Commission’s website, http://www.sec.gov. All subsequent written and oral forward-looking statements concerning WES, WGP, the proposed transaction or other matters attributable to WES and WGP or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Each forward looking statement speaks only as of the date of the particular statement. Except as required by law, WES, WGP and their respective general partners undertake no obligation to publicly update or revise any forward-looking statements. A reconciliation of any forecasted Adjusted EBITDA to net cash provided by operating activities and net income, or forecasted Adjusted gross margin to operating income, is not provided because the items necessary to estimate such amounts are not reasonably accessible or estimable at this time. www.westerngas.com | NYSE: WES, WGP 2

Simplification & Strategic Acquisition Transactions Transactions Expected to Close by End of 1Q19 PRO FORMA STRUCTURE Subject to WES Unitholder Vote on February 27th Anadarko Petroleum Corporation Public Term Loan Facility to Finance Acquisition Cash Consideration Unitholders NYSE: APC . Opportunistically term out $2B facility with public bonds 55.5% 44.5% . No equity needed to fund 2019 capital program Western Midstream Partners, LP 2% Subject to Closing, Western Gas Equity Partners, LP to Become NYSE: WES Western Midstream Partners, LP 98% . Common units will trade on NYSE under “WES” ticker symbol Western Gas Partners, LP1 Operating Assets 1) Western Gas Partners, LP will remain the borrower for all existing and future indebtedness and owner of all operating assets and equity interests. www.westerngas.com | NYSE: WES, WGP 3

Strong 2018 Performance 2018 2018 ($ in Millions) Guidance Actuals WES Adjusted EBITDA1 $1,175 - $1,225 $1,206 WES Total Capital Expenditures2 $1,350 - $1,450 $1,458 WES Maintenance Capital Expenditures $85 - $95 $91 WES 2018 Distribution Growth 1.5 cents/quarter 1.5 cents/quarter WGP 2018 Distribution Growth 12% 12% 1) A reconciliation of the Adjusted EBITDA range to net cash provided by operating activities and net income is not provided because the items necessary to estimate such amounts are not reasonably accessible or estimable at this time. 2) Includes equity investments and the acquisition of our interests in Whitethorn ($150.6 million) and Cactus II ($12.1 million), which are accounted for as acquisitions on the statement of cash flows, and excludes capitalized interest. www.westerngas.com | NYSE: WES, WGP 4

4Q18 vs 3Q18 Financial Performance ($ in Millions) 4Q18 3Q18 Adjusted EBITDA $347.5 $314.5 Total Capital Expenditures1 $321.8 $328.9 Maintenance Capital Expenditures $29.9 $23.8 Distributable Cash Flow $257.3 $248.2 Coverage Ratio 1.10x 1.08x 1) Total Capital Expenditures attributable to WES includes equity investments and acquisition capital less capitalized interest. www.westerngas.com | NYSE: WES, WGP 5

4Q18 vs 3Q18 Operational Performance 4Q18 3Q18 Key Drivers Natural Gas Throughput DJ Basin and Marcellus, partially (Bcf/d) 3.93 3.85 offset by Chipeta and Wyoming Adjusted Gross Margin for Natural Gas Assets ($/Mcf) $1.05 $1.03 Crude, NGL & Produced DBM Water growth Water Throughput (MBbls/d) 434 421 Adjusted Gross Margin for Springfield revenue recognition and Crude, NGL & Produced $2.19 $1.76 equity investment distribution timing Water Assets ($/Bbl) offset by DBM Water growth www.westerngas.com | NYSE: WES, WGP 6

Focused Investment in High-Growth Basins 2019E Capital Expenditures: 2019E Adjusted EBITDA: 2019E Coverage Ratio: $1.3 to $1.4 Billion $1.8 to $1.9 Billion Coverage Expansion DJ Basin Delaware Basin DJ Basin Delaware Basin 37% 54% 37% 40% Other 13% Other 3% Equity Investments Equity Investments 6% 10% Note: Delaware Basin 2019E Adjusted EBITDA includes distributions from, and 2019E Capital Expenditures includes contributions to, the following equity investments: Red Bluff Express Pipeline, Mi Vida and Bone Spring gas processing plants. www.westerngas.com | NYSE: WES, WGP 7

Delaware Basin: Efficient Three-Product Growth NEW MEXICO TEXAS Gas, Crude & Water Opportunity Set Ramsey LOVING CULBERSON WINKLER Scalable Mentone Infrastructure 5 MILES REEVES APC Leasehold WARD Gas Processing Plant Leverage Opportunistic Existing/Future Gas Gathering Lines PLANNED SYSTEM Third Party Deals Regional Oil Treating Facility CAPACITY BY YE19 Existing/Future Oil Pipelines 1.5 Bcf/d Gas Processing Existing/Future Water Pipelines 190+ MBOPD Oil Treating Note: Assumes close of midstream asset acquisition, expected 1Q19 900+ MBbl/d Produced-Water Disposal www.westerngas.com | NYSE: WES, WGP 8

Unchanged 2019 Outlook ($ in millions, includes full-year effect of assets to be acquired) 2019 Guidance Adjusted EBITDA1 $1,800 - $1,900 Total Capital Expenditures2,3 $1,300 - $1,400 Maintenance Capital Expenditures $110 - $120 WES Distribution Growth 1% - 2% WGP Distribution Growth 6% - 8% Annual Distribution Coverage Minimum 1.2x 1) A reconciliation of the Adjusted EBITDA range to net cash provided by operating activities and net income is not provided because the items necessary to estimate such amounts are not reasonably accessible or estimable at this time. 2) Includes equity investments. 3) Includes exercise of a 30% interest in Red Bluff Express Pipeline for an estimated total cost of $110 million. www.westerngas.com | NYSE: WES, WGP 9

Appendices www.westerngas.com | NYSE: WES, WGP 10

WES Non-GAAP Reconciliation “Adjusted EBITDA” WES defines Adjusted EBITDA as net income (loss) attributable to Western Gas Partners, LP, plus distributions from equity investments, non-cash equity-based compensation expense, interest expense, income tax expense, depreciation and amortization, impairments, and other expense (including lower of cost or market inventory adjustments recorded in cost of product), less gain (loss) on divestiture and other, net, income from equity investments, interest income, income tax benefit, and other income. Three Months Ended September 30, thousands December 31, 2018 2018 Reconciliation of Net income (loss) attributable to Western Gas Partners, LP to Adjusted EBITDA attributable to Western Gas Partners, LP Net income (loss) attributable to Western Gas Partners, LP $ 109,058 $ 154,646 Add: Distributions from equity investments 57,982 51,023 Non-cash equity-based compensation expense 1,480 1,548 Interest expense 52,345 47,991 Income tax expense — 1,517 Depreciation and amortization (1) 98,637 81,826 Impairments (1) 75,629 23,930 Other expense (1) 8,143 33 Less: Gain (loss) on divestiture and other, net 961 65 Equity income, net – affiliates 50,272 43,110 Interest income – affiliates 4,225 4,225 Other income (1) — 592 Income tax benefit 355 — Adjusted EBITDA attributable to Western Gas Partners, LP $ 347,461 $ 314,522 1) Includes WES’s 75% share of depreciation and amortization; impairments; other expense; and other income attributable to Chipeta. www.westerngas.com | NYSE: WES, WGP 11

WES Non-GAAP Reconciliation “Adjusted EBITDA” WES defines Adjusted EBITDA as net income (loss) attributable to Western Gas Partners, LP, plus distributions from equity investments, non-cash equity-based compensation expense, interest expense, income tax expense, depreciation and amortization, impairments, and other expense (including lower of cost or market inventory adjustments recorded in cost of product), less gain (loss) on divestiture and other, net, income from equity investments, interest income, income tax benefit, and other income. Year Ended December 31, 2018 thousands Reconciliation of Net income (loss) attributable to Western Gas Partners, LP to Adjusted EBITDA attributable to Western Gas Partners, LP Net income (loss) attributable to Western Gas Partners, LP $ 445,775 Add: Distributions from equity investments 169,906 Non-cash equity-based compensation expense 7,032 Interest expense 184,008 Income tax expense 3,301 Depreciation and amortization (1) 334,645 Impairments (1) 226,950 Other expense (1) 8,327 Less: Gain (loss) on divestiture and other, net 1,312 Equity income, net – affiliates 153,024 Interest income – affiliates 16,900 Other income (1) 2,592 Income tax benefit 355 Adjusted EBITDA attributable to Western Gas Partners, LP $ 1,205,761 1) Includes WES’s 75% share of depreciation and amortization; impairments; other expense; and other income attributable to Chipeta. www.westerngas.com | NYSE: WES, WGP 12

WES Non-GAAP Reconciliation “Adjusted EBITDA” WES defines Adjusted EBITDA as net income (loss) attributable to Western Gas Partners, LP, plus distributions from equity investments, non-cash equity-based compensation expense, interest expense, income tax expense, depreciation and amortization, impairments, and other expense (including lower of cost or market inventory adjustments recorded in cost of product), less gain (loss) on divestiture and other, net, income from equity investments, interest income, income tax benefit, and other income. Three Months Ended September 30, thousands December 31, 2018 2018 Reconciliation of Net cash provided by operating activities to Adjusted EBITDA attributable to Western Gas Partners, LP Net cash provided by operating activities $ 268,912 $ 236,811 Interest (income) expense, net 48,120 43,766 Uncontributed cash-based compensation awards (53) (55) Accretion and amortization of long-term obligations, net (1,259) (1,257) Current income tax (benefit) expense 233 (14) Other (income) expense, net (1) (408) (598) Distributions from equity investments in excess of cumulative earnings – affiliates 7,510 5,592 Changes in assets and liabilities: Accounts receivable, net (7,877) 57,535 Accounts and imbalance payables and accrued liabilities, net 24,632 (14,781) Other items, net 10,176 (9,379) Adjusted EBITDA attributable to noncontrolling interest (2,525) (3,098) Adjusted EBITDA attributable to Western Gas Partners, LP $ 347,461 $ 314,522 1) Excludes the non-cash loss on the interest-rate swaps of $8.0 million for the three months ended December 31, 2018.. www.westerngas.com | NYSE: WES, WGP 13

WES Non-GAAP Reconciliation “Adjusted EBITDA” WES defines Adjusted EBITDA as net income (loss) attributable to Western Gas Partners, LP, plus distributions from equity investments, non-cash equity-based compensation expense, interest expense, income tax expense, depreciation and amortization, impairments, and other expense (including lower of cost or market inventory adjustments recorded in cost of product), less gain (loss) on divestiture and other, net, income from equity investments, interest income, income tax benefit, and other income. Year Ended December 31, 2018 thousands Reconciliation of Net cash provided by operating activities to Adjusted EBITDA attributable to Western Gas Partners, LP Net cash provided by operating activities $ 1,020,634 Interest (income) expense, net 167,108 Uncontributed cash-based compensation awards 879 Accretion and amortization of long-term obligations, net (5,142) Current income tax (benefit) expense 480 Other (income) expense, net(1) (3,017) Distributions from equity investments in excess of cumulative earnings – affiliates 25,607 Changes in assets and liabilities: Accounts receivable, net 56,667 Accounts and imbalance payables and accrued liabilities, net (30,722) Other items, net (13,873) Adjusted EBITDA attributable to noncontrolling interest (12,860) Adjusted EBITDA attributable to Western Gas Partners, LP $ 1,205,761 Cash flow information of Western Gas Partners, LP Net cash provided by operating activities $ 1,020,634 Net cash used in investing activities (1,459,798) Net cash provided by (used in) financing activities 450,798 1) Excludes the non-cash loss on the interest-rate swaps of $8.0 million for the three months ended December 31, 2018.. www.westerngas.com | NYSE: WES, WGP 14

WES Non-GAAP Reconciliation “Distributable Cash Flow” WES defines Distributable cash flow as Adjusted EBITDA, plus interest income and the net settlement amounts from the sale and/or purchase of natural gas, condensate and NGLs under WES’s commodity price swap agreements to the extent such amounts are not recognized as Adjusted EBITDA, less Service revenues – fee based recognized in Adjusted EBITDA (less than) in excess of customer billings, net cash paid (or to be paid) for interest expense (including amortization of deferred debt issuance costs originally paid in cash, offset by non-cash capitalized interest), maintenance capital expenditures, Series A Preferred unit distributions and income taxes. Three Months Ended September 30, thousands except Coverage ratio December 31, 2018 2018 Reconciliation of Net income (loss) attributable to Western Gas Partners, LP to Distributable cash flow and calculation of the Coverage ratio Net income (loss) attributable to Western Gas Partners, LP $ 109,058 $ 154,646 Add: Distributions from equity investments 57,982 51,023 Non-cash equity-based compensation expense 1,480 1,548 Income tax (benefit) expense (355) 1,517 Depreciation and amortization (1) 98,637 81,826 Impairments (1) 75,629 23,930 Above-market component of swap agreements with Anadarko 10,896 12,601 Other expense (1) 8,143 33 Less: Recognized Service revenues – fee based (less than) in excess of customer billings 14,045 4,397 Gain (loss) on divestiture and other, net 961 65 Equity income, net – affiliates 50,272 43,110 Cash paid for maintenance capital expenditures (1) 29,892 23,837 Capitalized interest 6,489 6,967 Cash paid for (reimbursement of) income taxes 2,495 — Other income (2) — 592 Distributable cash flow $ 257,316 $ 248,156 Distributions declared (2) Limited partners – common units $ 149,557 $ 147,268 General partner 85,230 82,971 Total $ 234,787 $ 230,239 Coverage ratio 1.10 x 1.08 x 1) Includes WES’s 75% share of depreciation and amortization; impairments; other expense; cash paid for maintenance capital expenditures; and other income attributable to Chipeta. 2) Reflects cash distributions of $0.980 per unit and $0.965 per unit declared for the three months ended December 31, 2018, and September 30, 2018, respectively. www.westerngas.com | NYSE: WES, WGP 15

WES Non-GAAP Reconciliation “Adjusted Gross Margin” WES defines Adjusted gross margin as total revenues and other (less reimbursements for electricity-related expenses recorded as revenue), less cost of product, plus distributions from equity investments, and excluding the noncontrolling interest owner’s proportionate share of revenue and cost of product. Three Months Ended September 30, thousands December 31, 2018 2018 Reconciliation of Operating income (loss) to Adjusted gross margin attributable to Western Gas Partners, LP Operating income (loss) $ 166,210 $ 200,321 Add: Distributions from equity investments 57,982 51,023 Operation and maintenance 114,518 111,359 General and administrative 17,072 14,467 Property and other taxes 7,844 10,954 Depreciation and amortization 99,349 82,553 Impairments 75,630 25,317 Less: Gain (loss) on divestiture and other, net 961 65 Equity income, net – affiliates 50,272 43,110 Reimbursed electricity-related charges recorded as revenues 16,441 17,455 Adjusted gross margin attributable to noncontrolling interest 3,525 3,803 Adjusted gross margin attributable to Western Gas Partners, LP $ 467,406 $ 431,561 Adjusted gross margin attributable to Western Gas Partners, LP for natural gas assets $ 379,892 $ 363,536 Adjusted gross margin for crude oil, NGLs and produced water assets 87,514 68,025 www.westerngas.com | NYSE: WES, WGP 16